UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 28, 2005
                        --------------------------------
                        (Date of earliest event reported)


                    MILLENNIUM CAPITAL VENTURE HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                   0-31457                  23-3048444
         --------                 -----------         ---------------------
         State of                 Commission                IRS Employer
      incorporation               File Number          Identification Number


                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
                    ----------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                           ---------------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 11, 2005, we completed our acquisition of Telediscount Communications Inc., a New York corporation, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Telediscount Communications Inc. will be merged with and into our wholly owned subsidiary, Millennium Acquisition Corp., a Florida corporation, which will be subsequently dissolved and merged into our company. On March 28, 2005, we determined that the Closing Date shall be March 30, 2005.

All of the outstanding shares of Telediscount Communications Inc. common stock shall be converted by virtue of the merger at the Closing Date into shares of our common stock (the "Merger Securities"). On or before the Closing Date, March 30, 2005, each Shareholder of Telediscount Communications Inc. shall surrender their outstanding shares of Telediscount Communications Inc. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Telediscount Communications Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Telediscount Communications Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c)  Exhibits

     Exhibits              Description
     --------              -----------

       2.1 Agreement and Plan of Merger by and between Telediscount Communications Inc., Millennium Acquisition Corp. and Millennium Capital Venture Holdings Inc., dated March 11, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE: March 28, 2005                    /s/ Francis Mailhot
                                        ------------------------
                                        Francis Mailhot
                                        President, CEO and Chairman
                                        Millennium Capital Venture Holdings Inc.